UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  January 22, 2009


                          Trycera Financial, Inc.
            (Exact Name of Registrant as Specified in its Charter)

          Nevada                  000-30872                   33-0910363
(State or Other Jurisdiction     (Commission                 (IRS Employer
      of Incorporation)          File Number              Identification No.)

1656 Reunion Avenue, Suite 250, South Jordan, UT                     84095
(Address of Principal Executive Offices)                           (Zip Code)

2 San Joaquin Plaza, Suite 240, Newport Beach, CA                    92660
(Former Address)                                                   (Zip Code)

Registrant's telephone number, including area code:  (801) 446-8802

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]  Written communications pursuant to Rule 425 under the Securities Act

     [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


Item 5.01 Changes in Control of Registrant

  (a)     Change of Control Transaction

     On January 22, 2009, Ronald N. Vance accepted appointment as a director and as the President, Chief Executive Officer, Secretary, and Treasurer of Trycera Financial, Inc. (the "Company"). Effective January 22, 2009, Alan S. Knitowski resigned as a director and as Chairman of the Company, and Luan Dang resigned as a director. Mr. Vance became the sole officer and director of the Company. Messrs Knitowski and Dang also granted Mr. Vance proxies to vote the shares beneficially owned by them and by certain affiliated or associated entities and individuals. Mr. Vance also holds a proxy to vote shares held by Matthew Kerper. As a result, Mr. Vance holds proxies to vote 4,250,585 shares and directly owns 85,000 shares, which in the aggregate represent 4,335,585 shares beneficially owned by Mr. Vance and which further represents approximately 44.7% of the voting control of the Company. As a result of this transaction, Mr. Vance has assumed control of the Company from Messrs Knitowski and Dang.

     Mr. Vance agreed to assume control of the Company to assist in the settlement of outstanding liabilities and to seek a new operating business. Prior to this change of control the Company essentially ceased its business operations and may be deemed a shell company as defined in Rule 405 promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act by virtue of its nominal operations. As a condition to the change of control, former management agreed to provide proxies to vote the stock beneficially owned by them or their related entities and associated parties. They also agreed to settle certain debt owed by the Company to them and their affiliated entities, including all outstanding 10% Senior Secured Promissory Notes, and to cancel any outstanding common stock purchase options held by them. They further agreed to cancel any outstanding contracts or agreements between them, or entities controlled by them, and the Company. Also, they agreed, if requested as a condition of the acquisition of a new operating business, that they would cancel any warrants held by them or any related entity. Finally, Mr. Dang agreed to act as an advisor to the Board to review any proposed acquisition transaction. Mr. Vance agreed, subject to his fiduciary duty as a director, not to finalize any such acquisition transaction if in the good faith opinion of Mr. Dang, the transaction would not be in the best interests of the Company.

     Messrs Knitowski and Dang have furnished to Mr. Vance proxies to vote 3,258,500 shares of the outstanding common stock of the Company. In addition, Matthew Kerper, a former director and President of the Company, granted Mr. Vance a proxy to vote the 992,085 shares owned by him. Each proxy is irrevocable and will expire either on December 31, 2009, the date Mr. Vance resigns as a director, or the date upon which Mr. Vance ceases to control the Company, whichever shall first occur. Sale or transfer of the shares is conditioned upon the purchaser or transferee agreeing in writing to be bound by the terms of the proxy. Mr. Vance, acting as proxy, may vote the shares at any meeting of the shareholders or may execute any written consent evidencing action by the shareholders. The proxies are not limited in the matters upon which the shares may be voted.

     On or about January 2, 2007, the Company entered into an agreement with Curo Capital, LLC ("Curo Capital"), an entity controlled jointly by Mr. Knitowski and Mr. Dang, (the "Curo Capital Agreement") whereby the Company agreed to pay $1,000 per month towards the Company's office lease activities associated with the office of the Chairman. Pursuant to the terms of the Curo Capital Agreement, the Company owed approximately $12,000 to Curo
Capital as of January 22, 2009. Also, on or about January 3, 2006, the Company entered into an agreement with Ecewa Capital Group, LLC ("Ecewa Capital"), an entity controlled by Mr. Knitowski (the "Ecewa Capital Agreement") whereby Ecewa Capital provided certain consulting services to the Company. Pursuant to the terms of the Ecewa Capital Agreement, the Company owed approximately $60,000 to Ecewa Capital at January 22, 2009. In a settlement agreement dated January 22, 2009, Curo Capital agreed to settle all amounts owed to it under the Curo Capital Agreement for $4,000, and Ecewa Capital agreed to settle all amounts owed to it under the Ecewa Capital Agreement for $20,000. Payment of the settlement amounts is due prior to December 31, 2009, or upon closing of a corporate transaction, whichever shall first occur. If the Company fails to pay the settlement amounts, Curo Capital and Ecewa will have the option to rescind the settlement agreement. The Curo Capital Agreement and the Ecewa Capital Agreement were also cancelled effective December 31, 2008.

     The Company had previously agreed to reimburse Mr. Dang for the cost of health insurance during the period he served as a director of the Company.
At the time of his resignation on January 22, 2009, the Company owed approximately $14,950.83 to Mr. Dang for these health insurance costs (the "Health Insurance Payable"). On or about May 14, 2008, Sagoso Capital ("Sagoso"), a company controlled by Mr. Dang, loaned $5,000 to the Company and the company issued a 10% Senior Promissory Note representing the loan (the "Sagoso Note") which was due and payable upon a change of control of the Company. On or about December 29, 2008, Sagoso Capital acquired the 10% Senior Promissory Notes issued by the Company to Ecewa Capital in the principal amount of $67,500 (the "Ecewa Notes"). In a settlement agreement dated January 22, 2009, Mr. Dang agreed to settle all amounts owed to him for the Health Insurance Payable for $5,000, and Sagoso agreed to settle all amounts owed to it under the Sagoso Note and the Ecewa Notes for $38,994.18. Payment of the settlement amounts is due prior to December 31, 2009, or upon closing of a corporate transaction, whichever shall first occur. If the Company fails to pay the settlement amounts, Mr. Dang and Sagoso will have the option to rescind the settlement agreement.

     On or about May 14, 2008, Hang Dang loaned $5,000 to the Company and the company issued a 10% Senior Promissory Note representing the loan (the "Note") which was due and payable upon a change of control of the Company.
In a settlement agreement dated January 22, 2009, Ms. Dang agreed to settle all amounts owed to her for the Note for $2,661.82. Payment of the settlement amount is due prior to December 31, 2009, or upon closing of a corporate transaction, whichever shall first occur. If the Company fails to pay the settlement amounts, Ms. Dang will have the option to rescind the settlement agreement.

     In connection with the change of control, Mr. Knitowski cancelled 106,250 common stock purchase options held by him and Mr. Dang cancelled 200,000 common stock purchase options held by him. These options represented all of the options held by these parties.

     Upon the change of control, Mr. Dang was appointed as an advisor to the Board to review and make recommendations to the Board on any proposed transaction whereby any third party would assume control of the Company by means of a reverse acquisition transaction. The Board agreed to furnish to Mr. Dang for review on a confidential basis any such proposed transaction. Mr. Dang agreed to serve at no cost to the Company as an advisor to the Board until the Company acquires a new business or until the resignation of Mr. Vance as a director, whichever occurs first.

     Mr. Vance's law firm had represented the Company since its inception in 2000 through November 2009. Prior to their resignations, Messrs Knitowski and Dang, as the sole directors, approved a new engagement agreement with Mr. Vance's law firm. Under the agreement the Company will pay Mr. Vance's firm an hourly fee for services performed by him or his legal assistants in connection with the settlement of the outstanding debts, review of any potential reverse acquisition transaction, and ongoing reporting obligations with the SEC. The engagement agreement may be terminated by the Company at any time.

     Because the Company may have been a shell company at the time of the change of control, pursuant to paragraph (a)(8) of this Item 5.01 the Company hereby provides the following information that would be required if the Company were filing a general form of registration of securities on Form 10 under the Exchange Act, with such information reflecting the Company and its securities upon consummation of the change of control transaction:

                          Forward Looking Statements

     The statements contained in this report that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements include the information concerning the Company's ability to settle outstanding liabilities, management's search for an operating company, possible or assumed future operations, business strategies, need for financing, competitive position, potential growth opportunities, ability to retain and recruit personnel, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believes," "intends," "may," "will," "should," "anticipates," "expects," "could," "plans," or comparable terminology or by discussions of strategy or trends. Although management believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot give any assurances that these expectations will prove to be correct. Such statements by their nature involve risks and uncertainties that could significantly affect expected results, and actual future results could differ materially from those described in such forward-looking statements. Among the factors that could cause actual future results to differ materially are the risks and uncertainties discussed in this report. While it is not possible to identify all factors, management anticipates that the Company will face many risks and uncertainties including, but not limited to, the ability to settle outstanding debts, the ability to fund such settlements, the likelihood of locating a suitable business enterprise, national economic and political conditions, and acceptance of the Company's products or services after acquisition of a new business venture. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. The Company disclaims any intention or obligation to update publicly or revise such statements whether as a result of new information, future events or otherwise.

     Item 1.  Business.

     Since 2004 the Company had been in the business of developing, deploying and marketing semi-custom and customized branded prepaid and prepaid card solutions. Because of certain events, the Company began winding down its principal business operations and commenced a search for a new business venture. The Company has no material assets and significant liabilities. Former management was unsuccessful in securing a new business venture for the Company and on January 22, 2009, transferred control of the Company to Mr. Vance to seek for and, if possible, locate a suitable operating business venture willing to take control of the Company. The Company has not entered into any agreements or arrangements with any existing operating company or any other person affiliated with an existing company.

     Management intends to retain the services of Bryan Kenyan, a former director and Chief Operating Officer of the Company, to assist in the settlement of the outstanding debts and liabilities. Management also proposes to retain the services of Stephen Murphy, a former accountant for the Company, to assist in the organization and preparation of the financial records of the Company and the evaluation of the financial condition of a target company.

     The Company will attempt to reach settlement agreements with its principal creditors on an individual basis. In the event the Company is unsuccessful in this endeavor, it is unlikely that it would be able to enter into a new business venture and likely that the Company would be dissolved. In addition, if the aggregate amount of the settlement agreements and other outstanding liabilities of the Company exceed the value willing to be paid by a target company, it is unlikely that the Company would succeed in its plan to obtain a new business venture and would ultimately be dissolved. It is anticipated that any proposed target company would require a reverse split of the outstanding shares of common stock of the Company. Management is unable to predict the amount of such a reverse stock split.

     Selection of a Business

     The Company anticipates that businesses for possible acquisition will be referred by various sources, including its sole officer and director, former management, shareholders, professional advisors, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals. The Company will not engage in any general solicitation or advertising for a business opportunity and will rely on personal contacts of its sole officer and director, as well as indirect associations between him and other business and professional people. By relying on "word of mouth," the Company may be limited in the number of potential acquisitions it can identify. While it is not presently anticipated that the Company will engage unaffiliated professional firms specializing in business acquisitions or reorganizations, such firms may be retained if management deems it in the best interest of the Company.

     Compensation to a finder or business acquisition firm may take various forms, including a one-time cash payment, payments based on a percentage of revenues or product sales volume, payments involving issuance of securities (including those of the Company), or any combination of these or other compensation arrangements. Consequently, the Company is currently unable to predict the cost of utilizing such services.

     The Company will not restrict its search to any particular business, industry, or geographical location, and management may evaluate and enter into any type of business in any location. The Company may participate in a newly organized business venture or a more established company entering a new phase of growth or in need of additional capital to overcome existing financial problems. Participation in a new business venture entails greater risks since in many instances management of such a venture will not have proved its ability, the eventual market of such venture's product or services will likely not be established, and the profitability of the venture will be unproved and cannot be predicted accurately. If the Company participates in a more established firm with existing financial problems, it may be subjected to risk because the financial resources of the Company may not be adequate to eliminate or reverse the circumstances leading to such financial problems.

     In seeking a business venture, the decision of management will not be controlled by an attempt to take advantage of any anticipated or perceived appeal of a specific industry, management group, product, or industry, but will be based on the business objective of seeking long-term capital appreciation in the real value of the Company.

     The analysis of new businesses will be undertaken by or under the supervision of the sole officer and director, subject to the review and recommendation of Mr. Dang as an advisor to the Board. In analyzing prospective businesses, management will consider, to the extent applicable, the following: the available technical, financial, and managerial resources, working capital and other prospects for the future, the nature of present and expected competition, the quality and experience of management services which may be available and the depth of that management, the potential for further research, development, or exploration, the potential for growth and expansion, the potential for profit, the perceived public recognition or acceptance of products, services, or trade or service marks, name identification and other relevant factors.

     The decision to participate in a specific business may be based on management's analysis of the quality of the other firm's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes, and other factors which are difficult, if not impossible, to analyze through any objective criteria. It is anticipated that the results of operations of a specific firm may not necessarily be indicative of the potential for the future because of the requirement to substantially shift marketing approaches, expand significantly, change product emphasis, change or substantially augment management, and other factors.

     The Company will analyze all available factors and make a determination based on a composite of available facts, without reliance on any single factor. The period within which the Company may participate in a business cannot be predicted and will depend on circumstances beyond the Company's control, including the availability of businesses, the time required for the Company to complete its investigation and analysis of prospective businesses, the time required to prepare appropriate documents and agreements providing for the Company's participation, and other circumstances.

Acquisition of a Business

     In implementing a structure for a particular business acquisition, the Company may become a party to a merger, consolidation, or other reorganization with another corporation or entity; joint venture; license; purchase and sale of assets; or purchase and sale of stock, the exact nature of which cannot now be predicted. The structure of the particular business acquisition will be approved by the Board of Directors and may not require the approval of the Company's shareholders. Notwithstanding the above, the Company does not intend to participate in a business through the purchase of minority stock positions. Upon the consummation of a transaction, it is likely that the present management and shareholders of the Company will not be in control of the Company. In addition, it is anticipated that the current sole officer and director would resign in favor of new management designated by the target company without a vote of the Company's stockholders.

     In the event the Company enters into an acquisition transaction with another entity, the Company will be required to report the transaction in a Current Report on Form 8-K within four business days following the execution of the agreement, and any amendment thereto, and within four business days following the closing of the transaction. In addition, the Company will be required to file within four business days a Current Report on Form 8-K which includes the information that would be required if the Company were filing a general form for registration of securities on Form 10 reflecting the Company and its securities upon consummation of the transaction, including information on the new business and management of the Company after closing. In addition, audited financial statements of the acquired business would likely be due within four business days following the closing of the acquisition.

     In connection with the Company's acquisition of a business, the present shareholders of the Company may, as a negotiated element of the acquisition, sell a portion or all of the Company's Common Stock held by them at a significant premium over their original investment in the Company. It is not unusual for affiliates of the entity participating in the reorganization to negotiate to purchase shares held by the present shareholders in order to reduce the number of "restricted securities" held by persons no longer affiliated with the Company and thereby reduce the potential adverse impact on the public market in the Company's Common Stock that could result from substantial sales of such shares after the restrictions no longer apply. As a result of such sales, affiliates of the entity participating in the business reorganization with the Company would acquire a higher percentage of equity ownership in the Company. Public investors will not receive any portion of the premium that may be paid in the foregoing circumstances. Furthermore, the Company's shareholders may not be afforded an opportunity to approve or consent to any particular stock buy-out transaction. Current management does not anticipate negotiating the sale of his stock as a condition of any proposed reverse acquisition transaction.

     It is anticipated that any securities issued in any such reorganization would be issued in reliance on exemptions from registration under applicable federal and state securities laws. Securities, including shares of the Company's Common Stock, issued by the Company in such a transaction would be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission. If the Company is deemed to be a shell company prior to any reverse acquisition, these restricted securities could not be resold under Rule 144 until the following conditions were met: the Company ceased to be a shell company; it remained subject to the Exchange Act reporting obligations; it had filed all required Exchange Act reports during the preceding 12 months; and at least one year had elapsed from the time the Company filed "Form 10 information" reflecting the fact that it had ceased to be a shell company. In some circumstances, however, as a negotiated element of the transaction, the Company may agree to register such securities either at the time the transaction is consummated, under certain conditions, or at specified times thereafter. Although the terms of such registration rights and the number of securities, if any, which may be registered cannot be predicted, it may be expected that registration of securities by the Company in these circumstances would entail substantial expense to the Company. The issuance of substantial additional securities and their potential sale into any trading market that may develop in the Company's securities may have a depressive effect on such market.

     While the actual terms of a transaction to which the Company may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to structure the acquisition as a so-called "tax-free" event under sections 351 or 368(a) of the Internal Revenue Code of 1986, (the "Code"). In order to obtain tax-free treatment under section 351 of the Code, it would be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, the shareholders of the Company would retain less than 20% of the issued and outstanding shares of the surviving entity.
Section 368(a)(1) of the Code provides for tax-free treatment of certain business reorganizations between corporate entities where one corporation is merged with or acquires the securities or assets of another corporation. Generally, the Company will be the acquiring corporation in such a business reorganization, and the tax-free status of the transaction will not depend on the issuance of any specific amount of the Company's voting securities. It is not uncommon, however, that as a negotiated element of a transaction completed in reliance on section 368, the acquiring corporation issue securities in such an amount that the shareholders of the acquired corporation will hold 50% or more of the voting stock of the surviving entity. Consequently, there is a substantial possibility that the shareholders of the Company immediately prior to the transaction would retain substantially less than 50% of the issued and outstanding shares of the surviving entity. It is anticipated that the current shareholders of the Company would likely retain less than 5% control of the Company after a reverse acquisition.

     Therefore, regardless of the form of the business acquisition, it may be anticipated that stockholders immediately prior to the transaction will experience a significant reduction in their percentage of ownership in the Company.

     Notwithstanding the fact that the Company is technically the acquiring entity in the foregoing circumstances, generally accepted accounting principles will ordinarily require that such transaction be accounted for as if the Company had been acquired by the other entity owning the business and, therefore, will not permit a write-up in the carrying value of the assets of the other company.

     The manner in which the Company participates in a business will depend on the nature of the business, the respective needs and desires of the Company and other parties, the management of the business, and the relative negotiating strength of the Company and such other management.

     The Company will participate in a business only after the negotiation and execution of appropriate written agreements. Although the terms of such agreements cannot be predicted, generally such agreements will require specific representations and warranties by all of the parties thereto, will specify certain events of default, will detail the terms of closing and the conditions which must be satisfied by each of the parties prior to such closing, will outline the manner of bearing costs if the transaction is not closed, will set forth remedies on default, and will include miscellaneous other terms.

     Operation of Business After Acquisition

     The Company's operation following its acquisition of a business will be dependent on the nature of the business and the interest acquired. It is unlikely that current shareholders would be in control of the Company or that present management would be in control of the Company following the acquisition. It may be expected that the business will present various risks, which cannot be predicted at the present time.

Governmental Regulation

     It is impossible to predict the government regulation, if any, to which the Company may be subject until it has acquired an interest in a business. The use of assets and/or conduct of businesses that the Company may acquire could subject it to environmental, public health and safety, land use, trade, or other governmental regulations and state or local taxation. In selecting a business in which to acquire an interest, management will endeavor to ascertain, to the extent of the limited resources of the Company, the effects of such government regulation on the prospective business of the Company. In certain circumstances, however, such as the acquisition of an interest in a new or start-up business activity, it may not be possible to predict with any degree of accuracy the impact of government regulation. The inability to ascertain the effect of government regulation on a prospective business activity will make the acquisition of an interest in such business a higher risk.

Competition

     The Company will be involved in intense competition with other business entities, many of which will have a competitive edge over the Company by virtue of their stronger financial resources and prior experience in business. There is no assurance that the Company will be successful in obtaining suitable investments.

Employees

     The Company currently has no employees. Ronald N. Vance, the Company's President, will devote such time to the affairs of the Company as he deems appropriate. Management of the Company expects to use consultants, attorneys, and accountants as necessary, and does not anticipate a need to engage any full- time employees so long as it is seeking and evaluating businesses. The future need for employees and their availability will be addressed in connection with a decision whether or not to acquire or participate in a specific business industry.

     Item 1A.  Risk Factors.

     As a smaller reporting company, the Company has elected not to provide the information required by Item 1A of Form 10.

     Item 2.  Financial Information.

     For information in response to this item, see Item 2 of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2008, and
Item 6 of the Company's annual report on Form 10-KSB for the year ended December 31, 2007.

     The Company has no cash with which to pay its current obligations.
Mr. Vance will be compensated for his time dedicated to the business of the Company only if it locates and acquires a suitable operating entity. No one has agreed to provide the cash necessary to prepare and file the Company's periodic reports with the SEC. In the event the Company is unsuccessful in closing a transaction with an operating company prior to the filing deadline of its annual report on Form 10-K due by March 31, 2009, it may not be able to complete a reverse acquisition transaction, in which case it would likely be dissolved. In the alternative, if management is able to secure funding to pay the costs associated with such filing, the Company may have a longer period to select a suitable target company. Such funding may include loans to the company or the sale of common or preferred stock of the Company.

     Selected Financial Data

     As a smaller reporting company, the Company has elected not to provide the information required by Item 301 of Regulation S-K.

     Quantitative and Qualitative Disclosure about Market Risk

     As a smaller reporting company, the Company has elected not to provide the information required by Item 305 of Regulation S-K.

     Item 3.  Properties.

     The President furnishes office space for the Company at no cost. This space is shared with the offices of the law practice of the President. The Company does not presently anticipate the need to lease commercial office space or facilities. The Company may lease commercial office facilities in the future at such time as operations have developed to the point where the facilities are needed, but has no commitments or arrangements for any facilities. There is no assurance regarding the future availability of commercial office facilities or terms on which the Company may be able to lease facilities in the future, nor any assurance regarding the length of time the present arrangement may continue.

     Item 4.  Security Ownership of certain Beneficial Owners and Management.

     The following table sets forth certain information furnished by current management and others, concerning the ownership of our common stock as of January 22, 2009, of (i) each person who is known to us to be the beneficial owner of more than 5 percent of our common stock, without regard to any limitations on conversion or exercise of convertible securities or warrants;
(ii) all directors and executive officers; and (iii) our directors and executive officers as a group:

                             Amount and Nature
Name and Address             of Beneficial
of Beneficial Owner          Ownership (1)           Percentage of Class (2)

Ronald N. Vance
1656 Reunion Ave.
Suite 250
South Jordan, UT 84095       4,335,585(3)                 44.7%

Executive Officers and
Directors as a Group
(1 Person)                   4,335,585                    44.7%

Alan S. Knitowski
2560 E. Chapman Ave
Suite 404
Orange, CA. 92689              729,802(4)                  7.5%

Luan Dang
2560 E. Chapman Ave
Suite 404
Orange, CA. 92689            3,789,500(5)                 36.3%

Bryan Kenyon
2560 E. Chapman Ave
Suite 404
Orange, CA. 92689              715,080(6)                  7.4%

Matthew S. Kerper
P.O. Box 3599
Coppell, TX 75019              992,085                    10.3%
_____
     (1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or other conversion privileges currently exercisable or convertible, or exercisable or convertible within 60 days of January 22, 2009, are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.
     (2) Percentage based on 9,679,302 shares of common stock outstanding as of January 22, 2009.
     (3) Includes 4,250,585 shares for which Mr. Vance holds proxies. Of these proxy shares, 67,500 are beneficially owned by Alan S. Knitowski, 2,430,000 are beneficially owned by Luan Dang, and 992,085 are beneficially owned by Matthew S. Kerper.
     (4) Consists of 67,500 shares owned by Mr. Knitowski's IRA, 140,000 shares and 70,000 warrants owned by Curo Capital, LLC, an entity controlled jointly by Mr. Knitowski and Mr. Dang, and 452,302 shares owned by Trymetris Capital Fund I, LLC, an entity managed by Curo Capital, LLC.
     (5) Includes 1,710,000 shares owned by Sagoso Capital, LLC, an entity controlled by Mr. Dang, 140,000 shares and 70,000 warrants owned by Curo Capital, LLC, an entity controlled jointly by Mr. Dang and Mr. Knitowski, 85,000 shares owned by a trust for the children of Mr. Knitowski for which Mr. Dang is trustee, and 452,302 shares owned by Trymetris Capital Fund I, LLC, an entity managed by Curo
          Capital, LLC. Also includes 697,500 shares issuable upon exercise of warrants.
     (6) Includes 190,000 shares owned by a family trust and 80 shares owned with his wife.

     Item 5.  Directors and Executive Officers

     Mr. Vance is the sole officer and director of the Company. Information about Mr. Vance is set forth below in Item 5.02 of this report.

     Directors are elected for a term of one year and until their successors are elected and qualified. Annual meetings of the stockholders, for the selection of directors to succeed those whose terms expire, are to be held at such time each year as designated by the Board of Directors. The Board of Directors has not selected a date for the next annual meeting of shareholders. Officers are elected by the Board of Directors, which is required to consider that subject at its first meeting after every annual meeting of stockholders. Each officer holds his office until his successor is elected and qualified or until his earlier resignation or removal.

     The Board of Directors does not have a standing nominating committee or committee performing similar functions. The Board of Directors also does not currently have a policy for the qualification, identification, evaluation or consideration of director candidates. The Board of Directors does not believe that a defined policy with regard to the qualification, identification, evaluation or consideration of candidates recommended by stockholders is necessary at this time due to the lack of operations and the fact that the Company has not received any stockholder recommendations in the past.
Director nominees will be considered solely by the current sole director.

     The Board of Directors performs the duties that would normally be performed by an audit committee. Given the Company's lack of operations prior to any merger, the Board of Directors believes that its current member has sufficient knowledge and experience necessary to fulfill the duties and obligations of the audit committee for the Company. The Board of Directors has determined that the Company does not have an audit committee financial expert, due to lack of funds.

     Item 6.  Executive Compensation.

     For information of executive compensation in response to this item for fiscal years ended December 31, 2007 and 2006, see item 10 of the Company's 2006 annual report on Form 10-KSB and the amended 2007 annual report on Form 10-KSB/A. Executive compensation for the year ended December 31, 2008, will be provided either in the Company's 2008 annual report on Form 10-K or incorporated by reference to the Company's proxy statement to be filed with the SEC with respect to the Company's 2008 annual meeting of shareholders. All compensation arrangements with executive officers and directors who served during 2008 have expired or been terminated.

     For information about the Company's 2004 Stock Option/Stock Issuance Plan, see Item 10 of the amended 2007 annual report on Form 10-KSB/A.

     Item 7. Certain Relationships and Related Transactions, and Director Independence.

     For information in response to this item, see Item 12 of the Company's amended 2007 annual report on Form 10-KSB/A.

     In connection with the change of control described in Item 5.01 above, all outstanding 10% Senior Secured Promissory Notes, including notes issued to Messrs Knitowski and Dang, former directors of the Company, were cancelled.

     Also in connection with the change of control described in Item 5.01 above, the consulting agreement with Ecewa Capital Group, LLC and the rental agreement with Curo Capital, LLC, entities controlled by Mr. Knitowski, were cancelled.

     Mr. Vance's law firm served as legal counsel for the Company since its inception in 2000 until November 14, 2008, at which time Mr. Vance terminated
the representation of the Company.   At the time of the termination, the
Company owed Mr. Vance's firm $23,762 for past services, none of which has been paid. Mr. Vance also served as Secretary for the Company from May 2004 until November 14, 2008. Mr. Vance currently owns 85,000 shares of the Company's common stock which he received for past services. In addition, on January 22, 2009, the Company entered into an engagement agreement with Mr. Vance's law firm which is described above in Item 5.01.

     In connection with the change of control at January 22, 2009, and as reported above in Item 5.01 above, Messrs. Knitowski and Dang provided to Mr. Vance irrevocable proxies to vote 3,258,500 shares.

     The Company's securities are not listed on a national securities exchange or in an inter-dealer quotation system which has requirements that directors be independent. As a result, the Company has adopted the independence standards of the American Stock Exchange to determine the independence of our directors and those directors serving on our committees. These standards provide that a person will be considered an independent director if he or she is not an officer of the company and is, in the view of the Company's Board of Directors, free of any relationship that would interfere with the exercise of independent judgment. The Board of Directors has determined that the Company's sole director, Mr. Vance, would not meet this standard and therefore, would not be considered to be independent.

     Item 8.  Legal Proceedings.

     For information in response to this item, see Item 3 of the Company's 2007 annual report on Form 10-KSB and Item 1 of Part II of the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008.

     Judgement was granted on January 27, 2009, to Transfers4Less in the amount of $40,000 in the arbitration hearing held on January 15, 2009.

     The Company continues to receive demands for payments from creditors and has been served with a complaint in one such matter. The Company has no funds to defend these actions or to pay the creditors. Management anticipates that if the Company is unable to settle these claims, the Company will be dissolved.

     Item 9. Market Price of and Dividends on the Registrant's Common Equity and Related Shareholder Matters.

     The common stock of the Company is quoted on the OTC Electronic Bulletin Board. Only a limited number of shares have traded since the commencement of trading in September 2006. The common stock is currently traded with the trading symbol of "TRYF". The table below sets forth for the periods indicated the high and low sales prices as reported by various private services on the Internet and the Pink Sheets. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

                         Quarter         High            Low
     FISCAL YEAR ENDED
     DECEMBER 31, 2007
                         First          $ 1.70         $ 1.25
                         Second         $ 1.07         $ 0.55
                         Third          $ 1.01         $ 0.36
                         Fourth         $ 0.36         $ 0.13

     FISCAL YEAR ENDED
     DECEMBER 31, 2008
                         First          $ 0.13         $ 0.12
                         Second         $ 0.07         $ 0.07
                         Third          $ 0.07         $ 0.07
                         Fourth         $ 0.05         $ 0.05

     As of January 22, 2009, there were 9,679,302 shares of common stock outstanding and 116 holders of record of the Company's common stock. The number of record holders was determined from the records of the Company's transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies. The Company has appointed Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, UT 84117, to act as the transfer agent of the Company's common stock.

     At January 22, 2009, management believes that all of the previously outstanding options to purchase shares of common stock had either expired or been cancelled. Except for outstanding warrants, which carry piggyback registration rights, there are no other outstanding instruments exercisable or convertible into common shares. The following table sets forth the outstanding warrants as of January 22, 2009:

Number of Warrants          Current Exercise Price            Expiration Date
     237,500                       $1.25                         12/31/2012
      50,000                       $1.25                          3/31/2013
     167,750                       $1.125                         6/30/2013
      75,000                       $1.125                        10/31/2013
     170,000                       $1.00                          2/28/2014
     550,000                       $0.31                         12/31/2014
  ----------
   1,250,250

     The Company has not paid, nor declared, any dividends since its inception and does not intend to declare any such dividends in the foreseeable future. The Company's ability to pay dividends is subject to limitations imposed by Delaware law. Under Delaware law, dividends may be paid to the extent that a corporation's assets exceed its liabilities and it is able to pay its debts as they become due in the usual course of business.

     The following table sets forth as of the most recent fiscal year ended December 31, 2008, certain information with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance:

                                                                           Number of securities
                                                                           remaining available
                                                                           for future issuance
                             Number of securities                          under equity
                             to be issued upon      Weighted-average       compensation plans
                             exercise of            exercise price of      (excluding securities
                             outstanding options,   outstanding options,   reflected in column
                             warrants and rights    warrants and rights    (a) and (b))
                                  (a)                    (b)                    (c)
Equity compensation plans
approved by security holders     1,508,750              $ 0.98                 7,647,250(1)

Equity compensation plans not
approved by security holders           -0-                 -0-                       -0-
                                ----------                                    ----------
     Total                       1,508,750                                     7,647,250
                                ==========                                    ==========

_____
     (1) Under our Stock Option/Stock Issuance Plan we are authorized to issue up to 10,000,000 as options or stock grants. Through December 31, 2008, we had issued 844,000 shares as stock grants. No stock grants were made after December 31, 2008. As of January 22, 2009, all outstanding options had expired or been cancelled.

     Item 10.  Recent Sales of Unregistered Securities.

     For information in response to this item, see Item 5 of the Company's 2005 10-KSB; Item 5 of Part II of the 10-QSB for the quarter ended March 31, 2006; Item 2 of Part II of the 10-QSB for the quarter ended June 30, 2006;
Item 2 of Part II of the 10-QSB for the quarter ended September 30, 2006;
Item 5 of the Company's 2006 10-KSB; Item 2 of Part II of the 10-QSB for the quarter ended September 30, 2007; Item 5 of the Company's 2007 10-KSB; and
Item 2 of the 10-QSB for the quarter ended June 30, 2008.

     Item 11.  Description of Registrant's Securities

     For information in response to this item, see Item 8.01 of the Company's report on Form 8-K filed with the SEC on January 24, 2007.

     Item 12.  Indemnification of Directors and Officers

     For information in response to this item, see Item 6 of the Company's registration statement on Form S-8 filed with the SEC on February 9, 2007 (SEC File No. 333-140585).

     Item 13.  Financial Statements and Supplementary Data.

     For information in response to this item, see Item 7 of the Company's 2007 10-KSB and Item 1 of Part I of the Company's 10-Q for the quarter ended September 30, 2008.

     Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

     No information is reportable pursuant to this item.

     Item 15.  Financial Statements and Exhibits.

     No information is reportable pursuant to this item.


  (b)     Information Required by Item 403(c) of Regulation S-K

     Management anticipates that a change of control will occur when a new business venture is acquired. The Company's business plan is to seek and, if possible, acquire an operating entity through a reverse acquisition transaction with the operating entity. By its nature, a reverse acquisition generally entails a change in management and principal shareholders of the surviving entity. While management cannot predict the specific nature of the form of the reverse acquisition, it is anticipated that at the closing of the process, the current sole officer and director would resign in favor of persons designated by the operating company and that the shareholders of the operating entity would receive a controlling number of shares in the Company, thus effecting a change in control of the Company.

     Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On January 22, 2009, Messrs Knitowski and Dang resigned as directors and Mr. Knitowski resigned as Chairman. At the time of his resignation, Mr. Knitowski was acting as the Company's principal executive and principal financial officer. At the time of these resignations, Mr. Vance was appointed a director of the Company. He was also appointed as President, Chief Executive Officer, Secretary and Treasurer, and will be the Company's principal executive and principal financial officer. The Company no longer has any committees of the Board of Directors. Set forth below is certain information about Mr. Vance:

                                                   Director
Name              Age   Positions                  Since      Employment Background

Ronald N. Vance   56    Director, President,       2009       Since 1984 Mr.Vance has been
                        Chief Executive Officer,              self-employed as an attorney
                        Secretary and Treasurer               practicing in the State of Utah

     The arrangement by which Mr. Vance accepted appointment as a director of the Company is set forth above in response to Item 5.01. The compensatory arrangement with Mr. Vance is likewise described in Item 5.01 above.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Trycera Financial, Inc.

Date:  January 28, 2009            By /s/ Ronald N. Vance
                                      Ronald N. Vance, President